                                  EXHIBIT 10.13
                    PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT

        THIS PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT ("this Agreement") is made and entered into as of September 7, 2001, by and between MAI SYSTEMS CORPORATION, a Delaware corporation ("MAI"), GAMING SYSTEMS INTERNATIONAL, a Nevada corporation, now known as MAI SYSTEMS INTERNATIONAL ("MSI") and lOGIX DEVELOPMENT CORPORATION, a Nevada corporation, now known as MAI DEVELOPMENT CORPORATION ("MDC") (MAI, MSI and MDC are hereinafter sometimes referred to herein as "Sellers"), the one hand and COAST BUSINESS CREDIT, a division of Southern Pacific Bank, a California corporation ("Secured Party"), on the other hand, in light of the following:

        WHEREAS, Secured Party has extended financial accommodations to MAI and HOTEL INFORMATION SYSTEMS, INC., a Delaware corporation ("Hotel") (MAI and Hotel are collectively, the "Borrowers"), pursuant to that certain Loan and Security Agreement, dated as of April 23, 1998, as the same has been amended from time to time (the "Loan Agreement"), and pursuant to all other documents, agreements and instruments executed and/or entered into by Borrowers in connection with the Loan Agreement and delivered to Secured Party (the Loan Agreement and such other documents, agreements and instruments hereinafter collectively referred to as the "Loan Documents");

        WHEREAS, pursuant to that certain Asset Purchase Agreement by and between Sellers, on the one hand and MONACO INFORMATIQUES SYSTEMS, S.A.M., a Monaco corporation ("MIS") and MONACO INFORMATIQUES SYSTEMS-USA, INC., a Nevada corporation ("MIS-USA") (MIS and MIS- USA are hereinafter sometimes referred to herein as "Buyers"), on the other hand, dated as of July 27, 2001 ("Asset Purchase Agreement"), Sellers sold and Buyers purchased certain assets of MSI.

        NOW, THEREFORE, the parties hereto agree as follows:

        1.     PLEDGE, ASSIGNMENT AND SECURITY INTEREST

               Sellers hereby pledge, assign and grant a security interest to Secured Party in each and all of the following items of collateral (hereinafter collectively referred to as the "Collateral"):

               (a) That certain promissory note dated July 27,2001, made by Buyers to the order of Sellers as part of the purchase price under the Asset Purchase Agreement, in the original principal sum of Seven Hundred Fifty Thousand Dollars ($750,000) ("Note"). A copy of the Note is attached hereto and marked Exhibit "A".

               (b) All collateral securing said Note under and pursuant to the security interest granted by Buyer to Seller pursuant to that certain Security Agreement dated July 27, 2001 between MAI, as secured party, and MIS, as debtor ("Security Agreement"). A copy of the Security Agreement is attached hereto and marked Exhibit "B",

               (c) All payments of interest and principal due under the Note, and all proceeds of the Note, including, but not limited to, all payments of interest, and all accounts, instruments, chattel paper, Note, general intangibles, inventory, goods, equipment, deposit accounts, money and whatever other tangible and intangible property is received by the Sellers upon the liquidation, sale, collection or other disposition of the Note or the proceeds thereof.

               (d) All right, title and interest of Sellers in that certain interest bearing escrow account with United Title ("Escrow Agent"), Escrow #01119541, Las Vegas, Nevada ("Escrow Account") created under and pursuant to the Asset Purchase Agreement into which the Buyer has deposited the Purchase Deposit (as that term is defined in the Asset Purchase Agreement) of One Million Five Hundred Thousand Dollars ($1,500,000) and the proceeds of such Escrow Account and the proceeds of such proceeds.


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        2.     OBLIGATIONS SECURED


               (a) The pledge, assignment and security interest granted herein to the Secured Party shall secure: (1) payment and performance of the Obligations (as defined in the Loan Agreement) of the Borrowers to Secured Party; (2) payment and performance of any and all presently existing or hereafter arising debts, liabilities, or obligations of the Sellers to the Secured Party arising under this Agreement; and (3) all costs and expenses incurred by Secured Party in the collection of any of the foregoing, including attorneys' fees and expenses (collectively, the "Secured Obligations").

               (b) In the furtherance of the pledge, assignment and security interest granted herein Sellers agree to: (1) deliver the original of the Note to the Secured Party; (2) endorse the Note indicating the pledge of the Note to Secured Party; and (3) execute a notice to the Escrow Agent of the assignment of Sellers' interest in the Escrow Account and the proceeds and distributions thereof and therefrom in the form of the notice attached hereto and marked Exhibit "C",

               (c) So long as: (1) no Default or Event of Default has occurred and is continuing under the Loan Agreement or Loan Documents; (2) Borrower has not, within ten (10) days after receipt from Secured Party of written notice of such Default or Event of Default and Secured Party's intent not to deliver to Borrower any and all sums received by Secured Party by way of proceeds of the Note or distributions from the Escrow Account, cured such Default or Event of Default; and, (3) there is current availability based upon the borrowing base formula in the Loan Agreement: Secured Party agrees to deliver to Borrower any and all sums received by Secured Party by way of proceeds of the Note or distributions from the Escrow Account. The availability calculation under the borrowing base formula shall not be affected by any amounts received by Coast or MAI from the Note or the Escrow Account.

              (d) Secured Party agrees to endorse the Note back to Sellers and to notify the Escrow Agent that Secured Party no longer has an interest in the Escrow Account upon the Secured Obligations having been indefeasibly paid to Coast.

        3.     COVENANTS, WARRANTIES, AND REPRESENTATIONS BY SELLERS

               (a) The security interest of Secured Party in the Collateral shall attach to the Collateral without further act on the part of Secured Party or Sellers.

               (b) Sellers hereby represent and warrant to Secured Party that Sellers hold good and marketable title to the Collateral and that the Collateral is and shall remain free from any and all security interests, liens, claims or encumbrances other than in favor of Secured Party.

               (c) Sellers have full power, authority, and legal right to pledge all of their right, title, and interest in and to the Collateral pursuant to this Agreement.

               (d) This Agreement has been duly authorized, executed, and delivered by Sellers and constitutes a legal, valid, and binding obligation of Sellers enforceable in accordance with its terms, the Note has been duly endorsed to the order of Secured Party and the notice of assignment has been executed and delivered to the Escrow Agent.

               (e) No consent of any other party (including, without limitation, the Buyers or Sellers' creditors) and no consent, license, permit, approval, or authorization of, exemption by, notice or report to, or registration, filing, or declaration with, any governmental authority, domestic or foreign, is required to be obtained by Sellers in connection with the execution, delivery, or performance of this Agreement.

               (f) Sellers hereby covenant that so long as any of the Secured Obligations shall remain outstanding Sellers shall not assign or attempt to assign or otherwise hypothecate the Note or their rights in the Escrow Account or take any action that would serve to reduce or postpone their interest in either the Note of the Escrow Account.


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               (g) Sellers hereby agree to execute and deliver to Secured Party, concurrently with Sellers' execution of this Agreement and at any time or times hereafter at the request of Secured Party, all financing statements, continuation financing statements, security agreements, reports, notices with respect to the Note, the Escrow Account, and all other documents, instruments and agreements as Secured Party may request, in form and substance satisfactory to Secured Party, and perform any other acts in order to perfect and maintain perfected Secured Party's security interest in the Collateral and in order to fully consummate all of the transactions contemplated under this Agreement.

               (h) Sellers hereby grant to Secured Party an irrevocable power of attorney, coupled with an interest, to, so long as any of the Secured Obligations shall remain outstanding, execute, on behalf of Sellers, such financing statements, continuation financing statements, security agreements, reports, notices, and all other documents, instruments and agreements and perform any other acts in order to: (i) perfect and maintain perfected security interest in the Collateral; (ii) fully consummate all of the transactions contemplated under this Agreement; and (iii) effect and exercise the rights and remedies of Secured Party with respect to the Collateral as set forth in Section 4 hereof.

        4.     EVENTS OF DEFAULT

               Sellers shall be in default hereunder if any of the following shall occur:

               (a) Sellers shall fail to endorse to Secured Party the Note as required pursuant to the terms of this Agreement;

               (b) Sellers shall fail to notify the Escrow Agent of the assignment, pursuant to this Agreement, of Sellers' right, title and interest in the Escrow Account and the proceeds thereof and distributions therefrom;

               (c) Sellers shall fail to perform, keep, or observe any term, provision, condition, covenant, agreement, warranty, or representation contained in this Agreement;

               (d) Any warranty, representation, promise or statement made or furnished to Secured Party by or on behalf of Sellers was false in any material respect when made or furnished;

               (e) There shall be a levy upon, garnishment, or attachment of the Collateral;

               (f) Sellers shall become insolvent, unable to pay their debts as they become due, make an assignment of their property for the benefit of creditors, suffer the appointment of a receiver against any part of their property, or any proceedings under any bankruptcy or insolvency law shall be commenced by or against Sellers.

        5.     REMEDIES UPON DEFAULT

               In the event of a default by Sellers under this Agreement, Secured Party may, at its election, and without notice and without demand, do anyone or more of the following, all of which are authorized by Sellers:

               (a) Declare all of the Secured Obligations immediately due and payable.

               (b) Retain the Collateral in full satisfaction of the Secured Obligations secured thereby.

               (c) Exercise any and all other rights and remedies of a secured party under the Uniform Commercial Code as enacted in the State of California.


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               All costs and expenses, including, without limitation, attorneys'
fees, incurred by Secured Party in connection with the enforcement and/or exercise of any of its right or remedies herein shall be immediately payable by Sellers, upon demand, and shall constitute Obligations hereunder, whether or not suit is commenced. Secured Party may exercise one or more of all of the foregoing rights and remedies. Secured Party may exercise any and all such rights or remedies existent in its behalf in such order and priority and/or successively, alternatively, or concurrently and in and such manner as in its discretion may direct. All of such rights and remedies are specifically hereby made cumulative. No delay or failure on part of the Secured Party in exercising any right, privilege, remedy or option hereunder shall operate as a waiver of such or any other right, privilege, remedy or option, and no waiver whatever shall be valid unless in writing, signed by the Secured Party, and then only to the extent therein set forth.

        6.     WAIVERS

               6.1 Sellers absolutely, unconditionally, knowingly, and expressly waive:

               (a) (1) notice of acceptance hereof; (2) notice of any loans or other financial accommodations made or extended under the Loan Agreement or the Loan Documents or the creation or existence of any Secured Obligations; (3) notice of the amount of the Secured Obligations, subject, however, to Agent's right to make inquiry of Secured Party to ascertain the amount of the Secured Obligations at any reasonable time; (4) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase Sellers' risk hereunder; (5) notice of presentment for payment, demand, protest, and notice thereof as to any instruments among the Loan Agreement or the Loan Documents; (6) notice of any default or Event of Default under the Loan Agreement or the Loan Documents; and (7) all other notices (except if such notice is specifically required to be given to Sellers hereunder or under the Loan Agreement or the Loan Documents) and demands to which Sellers might otherwise be entitled.

               (b) their right, under Sections 2845 or 2850 of the California Civil Code, or otherwise, to require Secured Party to institute suit against, or to exhaust any rights and remedies which Secured Party has or may have against, Borrowers or any third party, or against any collateral for the Secured Obligations provided by Borrowers or any third party. In this regard, Sellers agree that they are bound to the payment of all Secured Obligations, whether now existing or hereafter accruing, as fully as if such Secured Obligations were directly owing to Secured Party by Sellers. Sellers further waive any defense arising by reason of any disability or other defense (other than the defense that the Secured Obligations shall have been fully and finally performed and indefeasibly paid) of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers in respect thereof.

               (c) (1) any rights to assert against Secured Party any defense (legal or equitable), set-off, counterclaim, or claim which Sellers may now or at any time hereafter have against Borrowers or any other party liable to Secured Party; (2) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Secured Obligations or any security therefor; (3) any defense Sellers have to performance hereunder, and any right Sellers have to be exonerated, provided by Sections 2819, 2822, or 2825 of the California Civil Code, or otherwise, arising by reason of the impairment or suspension of Secured Party's rights or remedies against Borrower; the alteration by Secured Party of the Secured Obligations; any discharge of Borrowers' obligations to Secured Party by operation of law as a result of Secured Party's intervention or omission; or the acceptance by Secured Party of anything in partial satisfaction of the Secured Obligations; (4) the benefit of any statute of limitations affecting Sellers' liability hereunder or the enforcement thereof; and any act which shall defer or delay the operation of any statute of limitations applicable to the Secured Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Sellers' liability hereunder.

              6.2 Sellers hereby absolutely, unconditionally, knowingly, and expressly waive: (1) any right of subrogation Sellers have or may have as against Borrowers with respect to the Secured Obligations; (2) any right to proceed against Borrowers or any other person or entity, now or hereafter, for contribution, indemnity, reimbursement, or any other suretyship rights and claims, whether direct or


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

indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which Sellers may now have or hereafter have as against Borrowers with respect to the Secured Obligations; and (3) any right to proceed or seek recourse against or with respect to any property or asset of Borrowers.

               6.3 WITHOUT LIMITING THE GENERALITY OF ANY OTHER WAIVER OR OTHER PROVISION SET FORTH IN THIS AGREEMENT, SELLERS HEREBY ABSOLUTELY, KNOWINGLY, UNCONDITIONALLY, AND EXPRESSLY WAIVE AND AGREE NOT TO ASSERT ANY AND ALL BENEFITS OR DEFENSES ARISING DIRECTLY OR INDIRECTLY UNDER ANY ONE OR MORE OF CALIFORNIA CIVIL CODE SECTIONS 2799, 2808, 2809, 2810, 2815, 2819, 2820, 2821,
2822, 2825, 2839, 2845, 2848, 2849, AND 2850, CALIFORNIA CODE OF CIVIL PROCEDURE
SECTIONS 580a, 580b, 580c, 580d, AND 726, CALIFORNIA UNIFORM COMMERCIAL CODE SECTIONS 3116, 3118, 3119,3419,3605,9504 AND 9507, AND CHAPTER 2 OF TITLE 14 OF
PART 4 OF DIVISION 3 OF THE CALIFORNIA CIVIL CODE.

        7.     RELEASES

               Sellers consent and agree that, without notice to or by Sellers, and without affecting or impairing the obligations of Sellers hereunder, Secured Party may, by action or inaction:

               7.1 compromise, settle, extend the duration or the time for the payment of; or discharge the performance of; or may refuse to or otherwise not enforce this Agreement, the Loan Agreement or the Loan Documents, or any part thereof; with respect to Borrowers or any other Person;

               7.2 release Borrowers or any other Person or grant other indulgences to Borrowers or any other Person in respect thereof;

               7.3 amend or modify in any manner and at any time (or from time to time) any of the Loan Agreement or the Loan Documents; or

               7.4 release or substitute any guarantor, if any, of the Secured Obligations, or enforce, exchange, release, or waive any security for the Secured Obligations or any guaranty of the Secured Obligations, or any portion thereof

        8.     MISCELLANEOUS PROVISIONS

               8.1 This Agreement shall be construed and enforced according to the laws of the State of California.

               8.2 If any clause, provision, or right provided for herein is unenforceable or inoperative, the remainder of this Agreement may be enforced as if such clause, provision or right were not contained herein.

               8.3 This Agreement cannot be changed or terminated orally.

               8.4 All capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.

               8.5 All the rights, privileges, remedies and options given to the Secured Party hereunder shall inure to the benefit of its successors and assigns and all the terms, conditions, promises, covenants, provisions, and warranties of this Agreement shall bind the representatives, successors, and assigns of each of the parties. Sellers may not assign this Agreement without the Secured Party's prior written consent, and any prohibited assignment shall be absolutely null and void. No consent to an assignment by Secured Party shall release the Sellers of its obligations to Secured Party. Secured Party may fully assign this Agreement and its rights and duties hereunder.


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

               8.6 All notices, demands and other communications to Sellers shall be directed to the address set forth below. Unless otherwise provided herein, all notices or demands by Agent or Secured Party relating to this Agreement shall be in writing and sent by regular United States mail, postage prepaid, or by telecopy, telefax or personal delivery, and shall be deemed received upon the earlier of actual receipt or the date three (3) days following transmission. Such notices and demands shall be directed to the following addresses:

        IF TO Sellers:          MAI Systems International
                                9601 Jeronimo Road
                                Irvine, California 92618
                                Attention: James W. Dolan

                                MAI Systems Corporation
                                9601 Jeronimo Road
                                Irvine, California 92618
                                Attention: James W. Dolan

                                MAI Development Corporation
                                9601 Jeronimo Road
                                Irvine, California 92618
                                Attention: James W. Dolan

        IF to Secured Party:    Coast business Credit
                                12121 Wilshire Blvd., Suite 1400
                                Los Angeles, CA 90025
                                Attention: Portfolio Manager

        With a Copy to:         Buchalter, Nemer, Fields & Younger, P.C.
                                601 South Figueroa Street, Suite 2400
                                Los Angeles, CA 900 17-5704
                                Attn: Richard Jay Goldstein, Esq.

or to such other address as the parties may direct pursuant to the terms hereof.


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               8.7 SELLERS AND SECURED PARTY HEREBY EACH WAIVE ANY RIGHT TO
TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ARISING OUT OF SECURED PARTY"S TRANSACTIONS WITH SELLERS OR BORROWERS.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first hereinabove set forth.

                                        "SELLERS"

                                        MAI SYSTEMS INTERNATIONAL,
                                        a Nevada corporation


                                        By /s/ JAMES W. DOLAN Secretary
                                          -------------------------------------
                                               (Name and title)


                                        MAI SYSTEMS CORPORATION,
                                        a Delaware corporation


                                        By /s/ JAMES W. DOLAN CFO & COO
                                          -------------------------------------
                                               (Name and title)


                                        MAI DEVELOPMENT CORPORATION,
                                        a Nevada corporation


                                        By /s/ JAMES W. DOLAN Secretary
                                          -------------------------------------
                                               (Name and title)

                                        "SECURED PARTY"

                                        COAST BUSINESS CREDIT,
                                        a division of Southern Pacific Bank,
                                        a California corporation


                                        By /s/ [Signature Illegible]
                                          -------------------------------------
                                        Title [Illegible]

                                LIST OF EXHIBITS
                                       TO
                    PLEDGE, ASSIGNMENT AND SECURITY AGREEMENT


Exhibit "A"...............................................NOTE

Exhibit "B"...............................................Security Agreement

Exhibit "C"...............................................Notice to Escrow Agent





                                       8
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                             NOTICE TO ESCROW AGENT

To    United Title
      Las Vegas, Nevada

Re    Escrow # 01119541

NOTICE IS HEREBY GIVEN: that the interest of the undersigned in the above referred to escrow account and all the rights, proceeds and distributions flowing therefrom (the "Escrow Account") have been assigned transferred and conveyed to Coast Business Credit, a division of Southern Pacific Bank, a California corporation ("Coast"). All proceeds and distributions of the undersigned from the Escrow Account shall be delivered solely to Coast unless and until you are notified, in writing, by Coast that it no longer has an interest in the Escrow Account. Distributions of the funds held in the Escrow Account, payable to the undersigned from the Escrow Account, shall be made solely to and for the account of Coast by wire transfer to the following account:

        Bank Name:         Wells Fargo Bank
        Location:          San Francisco, California
        ABA Routing No.    #121 000 284
        Account Name:      MAI Systems Corporation
        Account No.:       41593-43763

Dated: September 7. 2001

MAI SYSTEMS INTERNATIONAL,
a Nevada corporation


By /s/ JAMES W. DOLAN Secretary
  -------------------------------------
       (Name and title)


MAI SYSTEMS CORPORATION,
a Delaware corporation


By /s/ JAMES W. DOLAN CFO & COO
  -------------------------------------
       (Name and title)


MAI DEVELOPMENT CORPORATION,
a Nevada corporation


By /s/ JAMES W. DOLAN Secretary
   -------------------------------------
       (Name and title)



                                   Exhibit A